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                                                                   EXHIBIT 10.12











                 ITLA CAPITAL CORPORATION RABBI TRUST AGREEMENT









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                 ITLA CAPITAL CORPORATION RABBI TRUST AGREEMENT

         This Trust Agreement (the "Trust Agreement") is made and dated this 28th day of February, 1998 by and between ITLA Capital Corporation, a Delaware corporation (the "Employer") and UNION BANK OF CALIFORNIA, N.A. (the "Trustee").

                                     PURPOSE

     (a) WHEREAS, Employer has adopted the plan or plans attached as Exhibit A or which subsequently may be designated in writing by Employer (the "Plans") pursuant to which Employer expects to incur unfunded deferred compensation liabilities with respect to certain employees of Employer.

     (b) WHEREAS, Employer wishes to establish a trust (hereinafter called "Trust") and to contribute to the Trust assets that shall be held therein, subject to the claims of Employer's creditors in the event of Employer's Insolvency, as herein defined, until paid to Plan participants in such manner and at such times as specified in the Plan(s);

     (c) WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan(s) as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974;

     (d) WHEREAS, it is the intention of Employer to make contributions to the Trust to provide itself with a source of funds to assist it in the meeting of its liabilities under the Plan(s);

     NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

                                    ARTICLE I

                             ESTABLISHMENT OF TRUST

     1.1 Establishment of Trust. Employer hereby deposits with the Trustee in Trust one share of ITLA Capital Corporation common stock, which shall become the principal of the Trust to be held, administered and disposed of by the Trustee as provided in the Trust Agreement.

     1.2 Revocability of Trust. The Trust hereby established is revocable by Employer; it shall become irrevocable upon a Change of Control, as defined herein.

     1.3 Grantor Trust. The Trust is intended to be a grantor trust, of which Employer is the grantor, within the meaning of Subpart E, Part I, Subchapter J, Chapter 1, Subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

     1.4 Purpose of Trust. The principal of the Trust, and any earnings thereon shall be held separate and apart from other funds of Employer and shall be used exclusively for the uses






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and purposes of Participants and Employer's general creditors as herein set forth. Plan participants and beneficiaries of deceased participants (hereinafter called "Participants") shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan(s) and this Trust Agreement shall be mere unsecured contractual rights of Participants against Employer. Any assets held by the Trust will be subject to the claims of Employer's general creditors under federal and state law in the event of Insolvency, as defined in Article XI herein.

     1.5 Payments to Employer. Except as provided in Section 1.2 hereof, after the Trust has become irrevocable, Employer shall have no right or power to direct the Trustee to return to Employer or to divert to others any of the Trust assets before all payment(s) of benefits have been made to Participants pursuant to the terms of the Plan(s).

     1.6 Signing Authority; Administrator. Employer shall certify in writing to the Trustee the names and specimen signatures of all those who are authorized to act as or on behalf of Employer, and those names and specimen signatures shall be updated as necessary by a duly authorized official of Employer. Employer shall promptly notify the Trustee if any person so designated is no longer authorized to act on behalf of Employer. Until the Trustee receives written notice that a person is no longer authorized to act on behalf of Employer, the Trustee may continue to rely on Employer's designation of such person.

     1.7 Acceptance of Assets; Trust Composition. All contributions or transfers shall be received by the Trustee in cash or in any other property acceptable to the Trustee. The Trust shall consist of the contributions and transfers received by the Trustee, together with the income and earnings from them and any increments to them. The Trustee shall hold, manage and administer the Trust in accordance with this Trust Agreement without distinction between principal and income.

     1.8 Contributions. Employer holds certain assets which have been accumulated by Employer to assist in its obligation to pay nonqualified retirement benefits to select employees. Such assets shall be transferred to the Trust and invested in accordance with the terms of this Trust Agreement. Employer, in its sole discretion, may at any time, or from time to time, make additional deposits of cash or other property in trust with the Trustee to augment the principal to be held, administered and disposed of by the Trustee as provided in this Trust Agreement. In addition, upon a Change of Control, Employer shall, as soon as possible but in no event longer than fifteen (15) days following the Change of Control, as defined herein, make an irrevocable contribution to the Trust in an amount that is sufficient to pay each Participant the benefit to which such Participant would be entitled pursuant to the terms of the Plan(s) as of the date on which the Change of Control occurred.

     1.9 No Duty of the Trustee to Enforce Collection. Notwithstanding anything herein to the contrary, the Trustee shall have no authority or obligation to enforce the collection of any contribution or transfer to the Trust.

     1.10 Plan Administration. Employer and not the Trustee shall be responsible for administering the Plans (including without limitation determining the rights of Employer's







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employees to participate in a Plan, determining any Participant's right to benefits under such Plan), and issuing statements to Participants of their interest in the Trust and Plan; provided, however, that the Trustee may specifically agree in writing to provide administrative services with respect to one or more Plan(s). In addition, upon a Change of Control, the Trustee shall maintain Participant Accounts as provided in Section 1.12 of this Trust Agreement and shall make payments to Participants as provided in Section 4.2 of the Trust Agreement.

     1.11 Change of Control. The occurrence of any of the following events with respect to the Company: (1) any person (as the term is used in section 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Company representing 33.33% or more of the Company's outstanding securities; (2) individuals who are members of the Board of Directors of the Company on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least two thirds of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board; (3) a reorganization, merger, consolidation, sale of all or substantially all of the assets of the Company or a similar transaction in which the Company is not the resulting entity (unless the continuing ownership requirements clause (4) below are met with respect to the resulting entity); or (4) a merger or consolidation of the Company with any other corporation other than a merger or consolidation in which the voting securities of the Company outstanding immediately prior thereto represent at least 66.67% of the total voting power represented by the voting securities of the Company or the surviving entity outstanding immediately after such merger or consolidation. The term "Change in Control" shall not include: (1) an acquisition of securities by an employee benefit plan of the Company; or (2) any of the above mentioned events or occurrences which require but do not receive the requisite government or regulatory approval to bring the event or occurrence to fruition.

     The Trustee shall have no independent duty to determine that a Change in Control has occurred and shall not be required to take any action or refrain from taking any actions hereunder which are based on a Change in Control having occurred prior to the time it receives written notice from Employer or a Participant that a Change in Control has occurred or will occur and has had a reasonable opportunity to determine whether a Change in Control, in fact, has occurred.

     At the Trustee's request, Employer shall furnish such evidence as may be necessary to enable the Trustee to determine whether a Change in Control has occurred. In taking or refraining from any action under this Trust Agreement, the Trustee may rely on its determination, including an opinion of counsel (who may be counsel to Employer or the Trustee), that a Change in Control has occurred. The Trustee's determination as to whether a Change in Control has occurred shall be binding and conclusive on all persons.








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     1.12 Participant Accounts. Employer shall maintain in an equitable manner a separate bookkeeping account for each Participant under a Plan ("Account") in which it shall keep a record of the benefit of such Participant under such Plan. Employer may appoint a third-party administrator to maintain such Accounts. If the Trustee is directed by Employer to segregate the Trust into separate bookkeeping Accounts for each Participant, then, at the time it makes a contribution to the Trust, Employer shall certify to the Trustee the amount of such contribution being made in respect of each Participant under each Plan. Notwithstanding the preceding sentence, upon a Change of Control, the Trustee shall be responsible for maintaining a separate Account under each Plan and the Trust based upon segregating the Accounts using Employer's latest statement of value for each Participant's Account. The Trustee shall thereafter adjust such Accounts pursuant to the procedures described in the Plan. The Trustee may appoint a third-party administrator to assist the Trustee in the maintenance of the Accounts. The reasonable expenses incurred by the Trustee in maintaining such Accounts shall be paid by Employer within thirty (30) days of submission of invoices to Employer by the Trustee, or if not so paid, reimbursed to the Trustee from the Trust. Employer shall reimburse the Trust for such expense, but the Trustee shall have no duty to enforce Employer's obligation for such reimbursement.

     The Trustee may rely on information provided to the Trustee by Employer and the Trustee's and Employer's determination of Account values shall be conclusive and binding on all interested parties.

     1.13 Tax Reporting. Employer and not the Trustee shall be responsible for all income tax reporting and calculation and payment of any wage withholding or other tax requirements in connection with the Trust and any contributions thereto, and any income earned thereby, and payments or distributions therefrom, and Employer agrees to indemnify and defend the Trustee against any liability for any such taxes, interest or penalties resulting from or relating to the Trust.

                                   ARTICLE II

                                   INVESTMENTS

     2.1 Employer is Investment Manager. Employer shall have the power over and responsibility for the management and investment of Trust assets. Employer may appoint an Investment Manager to direct the investment of Trust assets, provided the Trustee is notified in writing prior to such appointment.

     Except as set forth in Section 2.4 below, the Trustee shall have no duty to make recommendations regarding Trust assets and shall retain assets until directed in writing by Employer or Investment Manager to dispose of them.

     2.2 Funding Policy and Investment Guidelines. Employer shall have the responsibility for establishing and carrying out a funding policy and method, consistent with the objectives of the Plans, taking into consideration the Plans' short-term and long-term financial needs. The Trustee's responsibility for investment and diversification of the assets in the portion







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of the Trust for which the Trustee has investment discretion, if any, shall be subject to, and is limited by, the investment guidelines issued to it by Employer. It is understood that, unless otherwise agreed in writing, Employer, rather than the Trustee, shall be responsible for the overall diversification of Trust assets.

     2.3 Disposition of Income. During the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested.

     2.4 Effect of Change of Control. Upon and following a Change of Control, the Trustee shall have full responsibility for the investment and reinvestment of all Trust assets except for amounts invested in Employer Securities and insurance contracts, and Employer's powers to invest, manage and control Trust assets, including the power to appoint Investment Managers and issue investment guidelines with respect to the Trust, shall be limited to amounts invested in Employer Securities and insurance contracts as of the date of the Change of Control. The Trustee may, in its sole discretion, appoint one or more Investment Managers with respect to the Trust or any part thereof and may establish and issue to such Investment Managers investment guidelines.

     2.5 Employer Securities. The Trustee may invest in Employer Securities (including stock or rights to acquire stock) or other obligations issued by Employer. Employer shall retain sole investment management authority and responsibility for any Employer Securities. In no event shall the Trustee have any authority to sell Employer Securities held in the Trust except upon the written approval of Employer.

     Employer shall have the right at any time prior to a Change of Control, and from time to time in its sole discretion, to substitute assets of equal fair market value for any asset held by the Trust. This right is exercisable by Employer in a non-fiduciary capacity without the approval or consent of any person in a fiduciary capacity. Upon a Change of Control, Employer's right to substitute assets shall only extend to Employer Securities held in the Trust.

     Employer shall not direct the investment of Trust funds in Employer Securities unless Employer is satisfied that the Employer Securities are exempt from registration under the Federal Securities Act of 1933, as amended, and are exempt from qualification under the California Corporate Securities Law of 1968, as amended, and from any other applicable blue sky law, or in the alternative that the Employer Securities have been so registered and/or qualified. Employer shall also specify what restrictive legend on transfer, if any, is required to be set forth on the certificates for the Employer Securities and the procedure to be followed by the Trustee to effectuate a resale of such Employer Securities. Employer shall only direct the investment of funds into Employer Securities (i) if those securities are traded on an exchange permitting a readily ascertainable fair market value, or (ii) if Employer shall have obtained a current valuation by an independent appraiser, and periodically supplies updated valuations while the Employer Securities remain in the Trust. In determining the value of Employer Securities on a periodic basis, the Trustee may conclusively rely on the certified appraisal or other form of valuation submitted to it by Employer or the Investment Manager, if any. The Trustee shall vote Employer Securities or sell pursuant to a tender offer as directed by written instructions of Employer. Employer shall indemnify and hold harmless the Trustee with respect to any action taken or







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refrained from with regard to voting or tendering Employer Securities, it being expressly understood that the Trustee shall have no discretion with respect to such action unless required by law.

     The Trustee shall not be liable under the Plan or the Trust for any investment in or retention of Employer Securities held as Trust assets, whether retention is due to instructions to retain, or inability to sell due to any Federal or State securities law restrictions, or the unmarketable or illiquid nature of the investment.

                                   ARTICLE III

                                TRUSTEE'S POWERS

     3.1 General Trustee's Powers. The Trustee shall have, without exclusion, all powers conferred on Trustees by applicable law, unless expressly provided otherwise in this Trust Agreement, provided, however, that if an insurance policy is held as an asset of the Trust, the Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.

     (a) To invest and reinvest the Trust or any part thereof in any one or more kind, type, class, item or parcel of property, real, personal or mixed, tangible or intangible; or in any one or more kind, type, class, item or issue of investment or security; or in any one or more kind, type class or item of obligation, secured or unsecured; or in any combination of them;

     (b) To acquire, sell and exercise options to buy securities ("call" options) and to acquire, sell and exercise options to sell securities ("put" options);

     (c) To buy, sell, assign, transfer, acquire, loan, lease (for any purpose, including beyond the life of this Trust), exchange and in any other manner to acquire, manage, deal with and dispose of all or any part of the Trust property, for cash or credit;

     (d) To make deposits with any bank or savings and loan institution, including any such facility of the Trustee or an affiliate thereof, provided that the deposit bears a reasonable rate of interest;

     (e) To retain all or any portion of the Trust in cash temporarily awaiting investment or for the purpose of making distributions or other payments, without liability for interest thereon, notwithstanding trustee's receipt of float;

     (f) To borrow money for the purposes of the Trust from any source other than a party in interest of the Plans, with or without giving security; to pay interest; to issue promissory notes and to secure the repayment thereof by pledging all or any part of the Trust assets;

     (g) To take all of the following actions: to vote proxies of any stocks, bonds or other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options, and to







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make any payments incidental thereto; to consent to or otherwise participate in corporate reorganizations or other changes affecting corporate securities and to delegate discretionary powers and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities or other property held in the Trust;

     (h) To make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

     (i) To raze or move existing buildings; to make ordinary or extraordinary repairs, alterations or additions in and to buildings; to construct buildings and other structures and to install fixtures and equipment therein;

     (j) To pay or cause to be paid from the Trust any and all real or personal property taxes, income taxes or other taxes or assessments of any or all kinds levied or assessed upon or with respect to the Trust or the Plans;

     (k) Subject to the limitations of 3.1, to hold term or ordinary life insurance contracts or to acquire annuity contracts on the lives of Participants (but in the case of conflict between any such contract and a Plan, the terms of the Plan shall prevail); to pay from the Trust the premiums on such contracts; to distribute, surrender or otherwise dispose of such contracts; to pay the proceeds, if any, of such contracts to the proper persons in the event of the death of the insured Participant; to enter into, modify, renew and terminate annuity contracts of deposit administration, of immediate participation or other group or individual type with one or more insurance companies and to pay or deposit all or any part of the Trust thereunder; to provide in any such contract for the investment of all or any part of funds so deposited with the insurance company in securities under separate accounts; to exercise and claim all rights and benefits granted to the contract holder by any such contracts. All payments and exercise of all powers with respect to insurance contracts shall be solely on the direction of Employer;

     (l) To exercise all the further rights, powers, options and privileges granted, provided for, or vested in trustees generally under applicable federal or state laws, as amended from time to time, it being intended that, except as otherwise provided in this Trust, the powers conferred upon the Trustee herein shall not be construed as being in limitation of any authority conferred by law, but shall be construed as in addition thereto.

     (m) Notwithstanding any powers granted to the Trustee pursuant to this Trust Agreement or to applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

     3.2 Additional Powers. In addition to the other powers enumerated above and subject to the limitations of Article II of this Trust Agreement, the Trustee is authorized and empowered:







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     (a) To invest funds in any type of interest-bearing account including, without limitation, time certificates of deposit or interest-bearing accounts issued by UNION BANK OF CALIFORNIA, N.A. To use other services or facilities provided by the UnionBanCal Corporation (UNBC), its subsidiaries or affiliates including Union Bank of California, N.A. (Bank), to the extent allowed by applicable law and regulation. Such services may include but are not limited to
(1) the placing of orders for the purchase, exchange, investment or reinvestment of securities through any brokerage service conducted by, and (2) the purchase of units of any registered investment company managed or advised by Bank, UNBC, or their subsidiaries or affiliates and/or for which Bank, UNBC or their subsidiaries or affiliates act as custodian or provide other services for a fee, including, without limitation, the HighMark Group of mutual funds or the Stepstone Funds. The parties hereby acknowledge that the Bank may receive fees for such services in addition to the fees payable under this Agreement. Fee schedules for additional services shall be delivered to the appropriate party in advance of the provision of such services. Independent fiduciary approval of compensation being paid to the Bank will be sought in advance to the extent required under applicable law and regulation.

     If Union Bank of California, N.A. does not have investment discretion, the services referred to above, as well as any additional services, shall be utilized only upon the appropriate direction of an authorized party.

     (b) To cause all or any part of the Trust to be held in the name of the Trustee (which in such instance need not disclose its fiduciary capacity) or, as permitted by law, in the name of any nominee, including the nominee name of any depository, and to acquire for the Trust any investment in bearer form; but the books and records of the Trust shall at all times show that all such investments are a part of the Trust and the Trustee shall hold evidences of title to all such investments as are available;

     (c) To serve as custodian with respect to the Trust assets, to hold assets or to hold eligible assets at the Depository Trust Company or other depository;

     (d) To employ such agents and counsel as may be reasonably necessary in administration and protection of the Trust assets and to pay them reasonable compensation; to employ any broker-dealer covered in the self-dealing section, and pay to such broker-dealer its standard commissions; to settle, compromise or abandon all claims and demands in favor of or against the Trust; and to charge any premium on bonds purchased at par value to the principal of the Trust without amortization from the Trust, regardless of any law relating thereto;

     (e) To abandon, compromise, contest, arbitrate or settle claims or demands; to prosecute, compromise and defend lawsuits, but without obligation to do so, all at the risk and expense of the Trust;

     (f) To permit such inspections of documents at the principal office of the Trustee as are required by law, subpoena or demand by United States or state agency during normal business hours of the Trustee;

     (g) To comply with all requirements imposed by law;







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     (h) To seek written instructions from Employer on any matter and await written instructions without incurring any liability. If at any time Employer should fail to give directions to the Trustee, the Trustee may act in the manner that in its discretion it deems advisable under the circumstances for carrying out the purposes of this Trust. Such actions shall be conclusive on Employer and the Participants on any matter if written notice of the proposed action is given to Employer five (5) days prior to the action being taken, and the Trustee receives no response;

     (i) To compensate such executive, consultant, actuarial, accounting, investment, appraisal, administrative, clerical, secretarial, custodial, depository and legal firms, personnel and other employees or assistants as are engaged by Employer in connection with the administration of the Plans and to pay from the Trust the necessary expenses of such firms, personnel and assistants, to the extent not paid by Employer;

     (j) To impose a reasonable charge to cover the cost of furnishing to Participants statements or documents;

     (k) To act upon proper written directions of Employer or any Participant including directions given by photostatic teletransmission using facsimile signature. If oral instructions are given, to act upon those in the Trustee's discretion prior to receipt of written instructions. The Trustee's recording or lack of recording of any such oral instructions taken in the Trustee's ordinary course of business shall constitute conclusive proof of the Trustee's receipt or non-receipt of the oral instructions;

     (l) To pay from the Trust the expenses reasonably incurred in the administration of the Trust;

     (m) To maintain insurance for such purposes, in such amounts and with such companies as Employer shall elect, including insurance to cover liability or losses occurring by reason of the acts or omissions of fiduciaries (but only if such insurance permits recourse by the insurer against the fiduciary in the case of a breach of a fiduciary obligation by such fiduciary);

     (n) As directed by Employer prior to a Change of Control, and by Employer or by a Participant upon or following a Change of Control, to cause the benefits provided under the Plans to be paid directly to the persons entitled thereto under the Plans, and in the amounts and at the times and in the manner specified by the Plans, and to charge such payments against the Trust and Accounts with respect to which such benefits are payable;

     (o) To exercise and perform any and all of the other powers and duties specified in this Trust Agreement or the Plans; and in addition to the powers listed herein, to do all other acts necessary or desirable for the proper administration of the Trust, as though the absolute owner thereof.








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                                   ARTICLE IV

                           TRUSTEE AND EMPLOYER DUTIES

     4.1 Legal Duties. The Trustee and Employer shall exercise any of the foregoing powers from time to time as required by law.

     4.2 Payments to Participants

     (a) Employer shall deliver to the Trustee a schedule (the "Payment Schedule") that indicates the amounts payable in respect of each Participant, that provides a formula or other instructions acceptable to the Trustee for determining the amount so payable, the form in which such amount is to be paid (as provided for or available under the Plan(s)), and the time of commencement for payment of such amounts. Except as otherwise provided herein, the Trustee shall make payments to the Participants in accordance with such Payment Schedule. As directed by Employer, the Trustee shall make provision for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan(s) and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by Employer.

     (b) The entitlement of a Participant to benefits under the Plan(s) shall be determined by Employer or such party as it shall designate under the Plan(s), and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plan(s).

     (c) Employer may make payment of benefits directly to Participants as they become due under the terms of the Plan(s). Employer shall notify the Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to Participants. In addition, if the principal of the Trust, and earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Plan(s), Employer shall make the balance of each such payment as it falls due. The Trustee shall notify Employer where principal and earnings are not sufficient. The Trustee shall have no duty or obligation to enforce or compel Employer to make payments hereunder. Employer may direct the Trustee to reimburse Employer for payments made directly by Employer to Participants.

     (1) In the event payments are made by Employer directly to Participants, Employer shall have sole responsibility for the reporting and withholding of any federal, state, or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan(s) and shall pay amounts withheld to the appropriate taxing authority.

     (2) Trustee shall have no duty or responsibility with respect to the above stated reporting, withholding or payment of taxes and shall have no responsibility to determine that Employer has provided for such reporting, withholding or payment of such taxes.






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     (3) Employer shall indemnify and hold the Trustee harmless from any and all losses, claims, penalties or damages which may occur as a result of the Trustee following in good faith the written direction of Employer to reimburse Employer for payments made hereunder to Participants and arising from Employer's tax reporting, withholding and payment obligations hereunder.

     (d) Upon the satisfaction of all liabilities of Employer under all Plans to all Participants the Trustee shall hold or distribute the Trust in accordance with the written instructions of Employer. Except as provided in (c) above, at no time prior to Employer's Insolvency, as defined in Article XI, or the satisfaction of all liabilities of Employer under the Plans in respect of all Participants having Accounts hereunder shall any part of the Trust revert to Employer.

     4.3 Accounts and Records. The Trustee shall keep accurate and detailed records of all investments, receipts, disbursements and all other transactions required to be done, including such specific records as shall be agreed upon in writing between Employer and the Trustee. All such accounts, books and records shall be open to inspection and audit at all reasonable times by Employer and by the Participants. Within sixty (60) days after the close of each quarter and Plan year and within sixty (60) days after the resignation or removal of the Trustee as provided in Article VI hereof, the Trustee shall render to Employer a written account showing in reasonable summary the investments, receipts, disbursements and other transactions engaged in by the Trustee during the preceding Plan Year or accounting period with respect to the Trust. Such accounting shall set forth the assets, liabilities and transactions of the Trust. Employer shall have sixty (60) days after the Trustee's mailing of each such quarterly or final account within which to file with the Trustee written objections to such account. Upon the expiration of each such period, the Trustee shall be forever released and discharged from all liability and accountability to Employer with respect to the propriety of its acts and transactions shown in such accounting except with respect to any such acts or transactions as to which Employer files written objections within such sixty-day period with the Trustee.

     Notwithstanding anything herein to the contrary, the Trustee shall have no duty or responsibility to obtain valuations of any assets of the Trust Fund, the value of which is not readily determinable on an established market. Employer shall bear sole responsibility for determining said valuations and shall be responsible for providing said valuations to the Trustee in a timely manner. The Trustee may conclusively rely on such valuations provided by Employer and shall be indemnified and held harmless by Employer with respect to such reliance.

     4.4 Reports. The Trustee shall file such descriptions and reports and shall furnish such information and make such other publications, disclosures, registrations and other filings as are required of the Trustee by law. The Trustee shall have no responsibility to file reports or descriptions, publish information or make disclosures, registrations or other filings unless directed by Employer.

     4.5 Follow Employer Direction. The Trustee shall have the power and duty to comply promptly with all proper directions of Employer.






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

     4.6 Information to be Provided to the Trustee. Employer shall maintain and furnish the Trustee with all reports, documents and information as shall be required by the Trustee to perform its duties and discharge its responsibilities under this Trust Agreement, including without limitation a certified copy of each of the Plans and all amendments thereto. In addition, upon a Change of Control, Employer shall promptly provide the Trustee with written reports setting forth the name, address, date of birth and social security number of each Participant, a listing of each Participant's Account as of the last valuation prior to the Change of Control and a listing of each Participant's benefit under each Plan as of the most recent valuation date prior to the Change of Control. Notwithstanding the foregoing, at any time after a Change of Control, the Trustee may rely on information provided to the Trustee by a Participant if Employer fails to provide such information.

     The Trustee shall be entitled to rely on the most recent reports, documents and information furnished to it by Employer. Employer shall be required to notify the Trustee as to the termination of employment of any Participant by death, disability, retirement or otherwise.

     Employer shall arrange for each Investment Manager if appointed pursuant to
Section 2.1, and each insurance company issuing contracts held by the Trustee pursuant to Section 3.1(k), to furnish the Trustee with such valuations and reports as are necessary to enable the Trustee to fulfill its obligations under this Trust Agreement, and the Trustee shall be fully protected in relying upon such valuations and reports.

     4.7 Payments to Participants and Recording Upon Change of Control.

     (a) Following a Change of Control, the Trustee shall not be subject to the provisions of Section 4.2(a) (regarding payments to Participants directed by Employer), but rather shall commence distributions from the separate Account of a Participant upon the receipt of written notification by Employer or by the Participant that such Participant has become entitled to receive benefit payments under a Plan. Such notification shall include the amount of such payments, the form and method of payment, the basis for the Participant's claim and the Participant's name, address and social security number.

     The Trustee may take any reasonable steps it deems necessary to verify that the Participant is entitled to receive the benefits claimed under the Plans. If the Trustee determines in good faith that a Participant is entitled to receive benefits under one or more of the Plans, the Trustee shall distribute to the Participant assets from the Trust in an amount equal to the benefit due Participant (less applicable withholdings). The Trustee shall have no responsibility for and shall incur no liability with respect to any payment made pursuant to a direction received in accordance with this Section 4.7 or with respect to the Trustee's good faith determination that a Participant is or is not entitled to the payments claimed hereunder.

     (b) Upon a Change of Control, the Trustee shall maintain all records regarding the Trust and its investments and such other Participant records specified in this Trust Agreement, including the maintenance of the separate Accounts of each Participant as provided in Section 1.12. All such records shall be made available promptly on the request of Employer.

The Trustee shall also prepare and distribute annual or more frequent statements to the Participants.

                                    ARTICLE V

                            RESTRICTIONS ON TRANSFER

     5.1 Persons to Receive Payment.

     (a) The Trustee shall, except as otherwise provided in Article XI, Section 4.2(d) and Subsection (b) hereunder, pay all amounts payable hereunder only to the person or persons designated under the Plans or deposit such amounts to the Participant's checking or savings account as directed by Employer and not to any other person or corporation, and only to the extent of assets held in the Trust, and shall follow written instructions by Employer. Prior to a Change of Control, Employer's written instructions, to the Trustee to make distributions or not to make distributions, and the amount thereof, shall be conclusive on all Participants. Upon and following a Change of Control, distributions shall be made in accordance with Section 4.7 of this Trust Agreement.

     (b) Should any controversy arise as to the person or persons to whom any distribution or payment is to be made by the Trustee, or as to any other matter arising in the administration of the Plans or Trust, the Trustee may retain the amount in controversy pending resolution of the controversy or the Trustee may file an action seeking declaratory relief and/or may interplead the Trust assets in issue, and name as necessary parties Employer, the Participants and/or any or all persons making conflicting demands.

     (c) The Trustee shall not be liable for the payment of any interest or income, except for that earned as a Trust investment, on any amount withheld or interpleaded under subsection (b).

     (d) The reasonable expenses of the Trustee for taking any action under subsection (b) shall be paid to the Trustee by Employer, but if Employer fails to pay such expenses within thirty (30) days of receipt of an invoice from the Trustee, then such expenses shall be paid to the Trustee from the Trust.

     5.2 Assignment and Alienation Prohibited. Benefits payable to Participants under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process. Notwithstanding the foregoing, the Trust shall at all times remain subject to the claims of creditors of Employer in the event Employer becomes Insolvent as provided in
Article XI.

                                   ARTICLE VI

                       RESIGNATION, REMOVAL AND SUCCESSION

     6.1 Resignation or Removal of the Trustee. The Trustee may resign at any time by written notice to Employer, which shall be effective ten (10) days after receipt of such notice unless Employer and the Trustee agree otherwise. Prior to a Change of Control, Employer may remove the Trustee upon ten (10) days' written notice to the Trustee (which notice may be waived by the Trustee). Upon and after the occurrence of a Change of Control, the Trustee may be removed only (i) by Employer with the written consent of a majority of Participants; or (ii) by the written notice of a majority of Participants. The Trustee may conclusively rely on Employer's certification that a majority of Participants has consented to the removal of the Trustee.

     6.2 Designation of Successor. Upon notice of the Trustee's resignation or removal, Employer shall immediately designate a successor Trustee who will accept transfer of the assets of the Trust unless otherwise agreed to by the Trustee; provided that, upon and after the occurrence of a Change of Control, such appointment shall be effected only (i) by Employer with the written consent of a majority of the Participants; or (ii) by the written notice of a majority of the Participants. The Trustee may conclusively rely on Employer's certification that a majority of Participants has consented.

     Notwithstanding the preceding paragraph, if a successor Trustee is not designated within ten (10) days of notice of the Trustee's resignation or removal, then the President and Chief Financial Officer of Employer are hereby designated as the successor Co-Trustees. If such individuals are Participants in the Plan, then the highest ranking officer or executive of Employer who is not a Participant in the Plan shall be the successor Trustee.

     6.3 Transfer of Assets. Upon resignation or removal of the Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed as soon as administratively feasible after receipt of notice of resignation, removal or transfer and appointment of and acceptance by successor Trustee, unless Employer extends the time limit.

     6.4 Court Appointment of Successor. If the Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 6.2 hereof, by the effective date of resignation or removal under paragraph 6.1 of this Article VI. If no such appointment has been made after a Change of Control, the Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All reasonable expenses of the Trustee in connection with the proceeding shall be paid by Employer within thirty (30) days of receipt from the Trustee of an invoice for such expenses, or if not so paid, shall be allowed as administrative expenses of the Trust. Until a successor Trustee is appointed, the Trustee shall be entitled to be compensated for its services according to its published fee schedule then in effect for acting as Trustee.

     6.5 Successor's Powers. A successor Trustee shall have the same powers and duties as those conferred upon the original Trustee hereunder. A resigning Trustee shall transfer the Trust assets and shall deliver the assets of the Trust to the successor Trustee as soon as practicable. The resigning Trustee is authorized, however, to reserve such amount as may be necessary for the payment of its fees and expenses incurred prior to its resignation, and the Trust assets shall remain liable to reimburse the resigning Trustee for all fees and costs, expenses or attorneys' fees or losses incurred, whether before or after resignation, due solely to the Trustee's holding title to and administration of Trust assets.

     6.6 Successor's Duties. A successor Trustee shall have no duty to audit or otherwise inquire into the acts and transactions of its predecessor.


                                   ARTICLE VII

                                    AMENDMENT

     7.1 Power to Amend. This Trust Agreement may be amended by a written instrument executed by the Trustee and Employer. No such amendment shall conflict with the terms of the Plan(s) nor shall it make the Trust revocable after it has become irrevocable in accordance with Section 1.2.

     7.2 Limitation on Amendments Following a Change of Control. Following a Change of Control, no amendment signed by Employer and the Trustee shall become effective without the written consent of a two-thirds majority of the Participants then participating in the Plan. The Trustee may conclusively rely on Employer's certification that two-thirds majority has voted in favor of amendment.

                                  ARTICLE VIII

                                   LIABILITIES

     8.1 Declaration of Intent. To the full extent permitted by law, it is the intent of this Article to relieve each fiduciary from all liability for any acts or omissions of any other fiduciary or any other person and to declare the absence of liabilities of all persons referred to in this Article to the extent not imposed by law or by provisions of this Trust Agreement. Each of the following Sections, in declaring such limitation, is set forth without limiting the generality of this Section but in each case shall be subject to the provisions, limitations and policies set forth in this Section.

     8.2 Liability of the Trustee.

     (a) The Trustee shall have no powers, duties or responsibilities with regard to the administration of the Plans or to determine the rights or benefits of any person having or claiming an interest under the Plans or in the Trust or under this Trust Agreement or to examine or control any disposition of the Trust or part thereof which is directed by Employer, as applicable.

     (b) The Trustee shall have no liability for the adequacy of contributions for the purposes of the Plans or for enforcement of the payment thereof.

     (c) The Trustee shall have no liability for the acts or omissions of Employer or Fiduciaries.

     (d) The Trustee shall have no liability for following proper directions of Employer or Employer's designated Fiduciaries, or any Participant when such directions are made in accordance with this Trust Agreement and the Plans.

     (e) During such period or periods of time, if any, as Employer or Investment Manager (collectively, "Fiduciary") is directing the investment and management of Trust assets, the Trustee shall have no obligation to determine the existence of any conversion, redemption, exchange, subscription or other right relating to any securities purchased on the directions of such Fiduciary if notice of any such right was given prior to the purchase of such securities. If such notice is given after the purchase of such securities, the Trustee shall notify such Fiduciary. The Trustee shall have no obligation to exercise any such right unless it is instructed to exercise such right, in writing, by the Fiduciary within a reasonable time prior to the expiration of such right.

     (f) During such period or periods of time, if any, as a Fiduciary is directing the investment and management of Trust assets, if such Fiduciary directs the Trustee to purchase securities issued by any foreign government or agency thereof, or by any corporation domiciled outside of the United States, it shall be the responsibility of the Fiduciary to advise the Trustee in writing with respect to any laws or regulations of any foreign countries or any United States territories or possessions which shall apply, in any manner whatsoever, to such securities, including, but not limited to, receipt of dividends or interest by the Trustee for such securities.

     8.3 Indemnification.

     (a) Employer hereby agrees to indemnify and hold harmless the Trustee, its officers, directors, employees or agents, from and against any and all liabilities, claims for breach of fiduciary duty or otherwise, demands, damages, costs and expenses, including reasonable attorney's fees, arising from (i) any act taken or omitted by the Trustee in good faith in accordance with or due to the absence of directions from Employer, its agents, or any Plan Participant,
(ii) any act taken or omitted by a Fiduciary other than the Trustee in breach of such Fiduciary responsibilities under the Plan or this Agreement, and (iii) any action taken by the Trustee pursuant to a notification of an order to purchase or sell securities issued by Employer directly to a broker or dealer.

     (b) If the Trustee is named as a defendant in any lawsuit or other proceeding involving the Plan or the Trust for any reason including, without limitation, an alleged breach by the Trustee of its responsibilities under this Agreement, Employer hereby agrees to indemnify the Trustee against all liabilities, costs, and expenses, including reasonable attorneys' fees, incurred by the Trustee unless the final judgment entered in the lawsuit or proceeding holds the Trustee guilty of negligence, willful misconduct, or a breach of fiduciary responsibility. If the final judgment holds the Trustee guilty of negligence, willful misconduct or a breach of fiduciary responsibility, Employer hereby agrees to indemnify the Trustee only against liability in excess of the Trustee's allocable share of such liability.

     (c) Employer shall have the right, but not the obligation, to conduct the defense of the Trustee in any legal proceeding covered by this section. However, any legal counsel selected to defend the Trustee must be acceptable to the Trustee, and the Trustee may elect to choose counsel, including in-house counsel, other than that selected by Employer. Employer may satisfy all or any part of its obligations under this section through insurance arrangements acceptable to the Trustee.

                                   ARTICLE IX

                DURATION, TERMINATION AND REPAYMENTS TO EMPLOYER

     9.1 Revocation and Termination. The Trust shall not terminate until the date on which Participants are no longer entitled to benefits pursuant to the terms of the Plan(s) unless sooner revoked in accordance with Section 1.2 hereof. Upon termination of the Trust any assets remaining in the Trust shall be returned to Employer. In the event the Trust is terminated following the distribution of all payments and benefits called for herein, from the date of such termination of the Trust and until the final distribution of the remaining Trust assets, if any, the Trustee shall continue to have all the powers provided under this Trust Agreement that are necessary or desirable for the orderly liquidation and distribution of the Trust.

     9.2 Duration. This Trust shall continue in full force and effect for the maximum period of time permitted by law and in any event until the expiration of twenty-one years after the death of the last surviving person who was living at the time of execution hereof who at any time becomes a Participant in a Plan, unless this Trust is sooner terminated in accordance with this Trust Agreement.

     9.3 Payments to Employer Prior to Termination. No part of the Trust shall revert to Employer at any time prior to the earlier of Employer's Insolvency, as defined in Article XI, or the satisfaction of all liabilities under the Plans, as described in Section 9.1.

     9.4 Revocation by All Participants. Unless the Trust is revocable, upon written approval of all Participants entitled to payment of benefits pursuant to the terms of the Plan(s), Employer may terminate this Trust prior to the time all benefit payments under the Plan(s) have been made. All assets in the Trust at termination shall be returned to Employer. The Trustee may rely conclusively on Employer's directive that all Participants have consented to such revocation and termination.

                                    ARTICLE X

                                  MISCELLANEOUS

     10.1 Emergencies and Delegation.

     (a) In case of an emergency, the Trustee may act in the absence of directions from any other person having the power and duty to direct the Trustee with respect to the matter involved and shall incur no liability in so acting.

     (b) By written notice to the Trustee, Employer may authorize the Trustee to act on matters in the ordinary course of the business of the Trust or on specific matters upon the signature of its delegate.

     10.2 Expenses and Taxes.

     (a) Employer, or at its option, the Trust, shall quarterly pay the Trustee its expenses in administering the Trust and reasonable compensation for its services as the Trustee at a rate to be agreed upon by the parties to this Trust Agreement, based upon the Trustee's published fee schedule. However, the Trustee reserves the right to alter this rate of compensation at any time by providing Employer with notice of such change at least thirty (30) days prior to its effective date. Reasonable compensation shall include compensation for any extraordinary services or computations required, such as determination of valuation of assets when current market values are not published and interest on funds to cover overdrafts. The Trustee shall have a lien on the Trust for compensation and for any reasonable expenses including counsel, appraisal, or accounting fees, and these shall be withdrawn from the Trust and may be reimbursed by Employer.

     (b) Reasonable counsel fees, reasonable costs, expenses and charges of the Trustee incurred or made in the performance of its duties, expenses relating to investment of the Trust such as broker's commissions, stamp taxes, and similar items and all taxes of any and all kinds that may be levied or assessed under existing or future laws upon or in respect to the Trust or the income thereof, and the Trustee's charges for issuing distribution checks to Participants or their representatives shall be paid from, and shall constitute a charge upon the Trust.

     (c) Employer shall pay any federal, state or local taxes on the Trust, or any part thereof, and/or the income therefrom. In the event any Participant is determined to be subject to federal income tax on any amount under this Trust Agreement prior to the time of payment hereunder, the entire amount determined to be so taxable shall, at Employer's direction, be distributed by the Trustee to such Participant from the Trust. For the above purposes, a Participant shall be determined to be subject to federal income tax with respect to the Trust upon the earlier of: (a) a final determination by the United States Internal Revenue Service ("IRS") addressed to the Participant which is not appealed to the courts; (b) an opinion of legal counsel designated in writing by Employer, addressed to Employer and the Trustee, that, by reason of

Treasury Regulations, amendments to the Code, published IRS rulings, court decisions or other substantial precedent, amounts hereunder subject the Participant to federal income tax prior to payment. Employer shall undertake at its discretion and at its sole expense to defend any tax claims described herein which are asserted by the IRS against any Participant, including attorney fees and costs of appeal, and shall have the sole authority to determine whether or not to appeal any determination made by the IRS or by a lower court. Employer also agrees to reimburse any Participant under this Section for any interest or penalties in respect of tax claims hereunder upon receipt of documentation thereof.

     10.3 Third Parties.

     (a) No person dealing with the Trustee shall be required to follow the application of purchase money paid or money loaned to the Trustee nor inquire as to whether the Trustee has complied with the requirements hereof.

     (b) In any judicial or administrative proceedings, only Employer and the Trustee shall be necessary parties and no Participant or other person having or claiming any interest in the Trust shall be entitled to any notice or service of process (except as required by law). Any judgment, decision or award entered in any such proceeding or action shall be conclusive upon all interested persons.

     10.4 Adoption by Affiliated Employer. Any affiliate of Employer (an "Affiliated Employer") may adopt one or more of Employer's Plans with the approval of Employer, and the Affiliated Employer shall concurrently become a party to this Trust Agreement by giving written notice of its adoption of the Plans and this Trust Agreement to the Trustee. Upon such written notice, the Affiliated Employer shall become a signatory to this Trust Agreement.

     10.5 Binding Effect; Successor Employer. This Trust Agreement shall be binding upon and inure to the benefit of any successor to Employer or its business as the result of merger, consolidation, reorganization, transfer of assets or otherwise and any subsequent successor thereto. In the event of any such merger, consolidation, reorganization, transfer of assets or other similar transaction, the successor to Employer or its business or any subsequent successor thereto shall promptly notify the Trustee in writing of its successorship and shall promptly supply information required by the Trustee.

     10.6 Relation to Plans. All words and phrases used herein shall have the same meaning as in the Plans, and this Trust Agreement and the Plans shall be read and construed together. Whenever in the Plans it is provided that the Trustee shall act as therein prescribed, the Trustee shall be and is hereby authorized and empowered to do so for all purposes as fully as though specifically so provided herein or so directed by Employer.

     10.7 Mediation and Arbitration of Disputes. If a dispute arises under this Trust Agreement between or among Employer and the Trustee or any Participant, except as provided in Sections 5.1(b) and 6.4, the parties agree first to try in good faith to settle the dispute by mediation under the Commercial Mediation Rules of the American Arbitration Association. Thereafter, any remaining unresolved controversy or claim arising out of or relating to this

Agreement, or the performance or breach thereof, shall be decided by non-binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association and Title 9 of California Code of Civil Procedure Sections 1280 et seq. The sole arbitrator shall be a retired or former Judge associated with the American Arbitration Association. Each party shall bear its own costs, attorney's fees and its share of arbitration fees. The Alternate Dispute Resolution Agreement in this Agreement does not constitute a waiver of the parties' rights to a judicial forum in instances where arbitration would be void under applicable law, and does not preclude Bank from exercising it's rights to interplead the funds of the Account at the cost of the Account.

     10.8 Partial Invalidity. Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof. In the event of any such holding, Employer and the Trustee and, if applicable, Participants, will immediately amend this Trust Agreement as necessary to remedy any such defect.

     10.9 Construction. This Trust Agreement shall be governed by and construed in accordance with the laws of California.

     10.10 Notices. Any notice, report, demand or waiver required or permitted hereunder shall be in writing, shall be deemed received upon the date of delivery if given personally or, if given by mail, upon the receipt thereof, and shall be given personally or by prepaid registered or certified mail, return receipt requested, addressed to Employer and the Trustee as listed below in
Article XII; if to a Participant, to the last mailing address provided to the Trustee with respect to such individual, provided, however, that if any party or his or its successor shall have designated a different address by written notice to the other parties, then to the last address so designated.

                                   ARTICLE XI

              DISTRIBUTIONS IN THE EVENT OF INSOLVENCY OF EMPLOYER

     11.1 Trustee and Employer Responsibility upon notice of Employer's
Insolvency:

     (a) Insolvency. The Trustee shall cease payment of benefits to Participants if Employer is Insolvent. Employer shall be considered "Insolvent" for purposes of this Trust Agreement if (i) Employer is unable to pay its debts as they become due, or (ii) Employer is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

     (b) At all times during the continuance of this Trust, as provided in
Section 1.4 hereof, the principal and income of the Trust shall be subject to claims of general creditors of Employer under federal and state law as set forth below.

     (1) The Board of Directors and the Chief Executive Officer of Employer shall have the duty to inform the Trustee in writing of Employer's Insolvency. If a person claiming to be a creditor of Employer alleges in writing to the Trustee that Employer has become Insolvent, the Trustee shall determine whether Employer is Insolvent and, pending such determination, the

Trustee shall discontinue payment of benefits to Participants. If Trustee is unable to obtain information sufficient to ascertain Insolvency, the Trustee may seek instructions of a court of law or submit the matter for arbitration before the American Arbitration Association in accordance with paragraph (c) below or interplead the Trust Assets at the expense of the Trust.

     (2) Unless the Trustee has actual knowledge of Employer's Insolvency, or has received written notice from Employer or a person claiming to be a creditor alleging that Employer is Insolvent, the Trustee shall have no duty to inquire whether Employer is Insolvent. The Trustee may in all events rely on such evidence concerning Employer's solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning Employer's solvency.

     (3) If at any time the Trustee has determined that Employer is Insolvent, the Trustee shall discontinue payments to Participants and shall hold the assets of the Trust for the benefit of Employer's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of Participants to pursue their rights as general creditors of Employer with respect to benefits due under the Plan(s) or otherwise.

     (4) The Trustee shall resume the payment of benefits to Participants in accordance with Section 4.2 of this Trust Agreement only after the Trustee has determined that Employer is not Insolvent (or is no longer Insolvent).

     (c) Determination of Insolvency. Upon receipt of the aforesaid written notice of Employer's Insolvency and if the Trustee is not able to determine Employer's solvency or Insolvency, the Trustee shall notify Employer, and Employer, within thirty (30) days of receipt of such notice, shall engage an arbitrator (the "Arbitrator") acceptable to the Trustee, from the American Arbitration Association to determine Employer's solvency or Insolvency. Employer shall cooperate fully and assist the Arbitrator, as may be requested by the Arbitrator, in such determination and shall pay all costs relating to such determination. The Arbitrator shall notify Employer and the Trustee separately by registered mail of its findings. If the Arbitrator determines that Employer is solvent or if once found Insolvent Employer is no longer Insolvent, the Trustee shall resume holding the Trust assets for the benefit of the Participants and may make any distributions called for under this Trust Agreement, including any amounts which should have been distributed during the period when the Trustee suspended distributions in response to a notice of Employer's Insolvency, including earnings (or losses) on such suspended distributions. If the Arbitrator determines that Employer is Insolvent or is unable to make a conclusive determination of Employer's Insolvency, the Trustee shall continue to retain the assets of the Trust until Employer's status of solvency or Insolvency is decided by a court of competent jurisdiction or it distributes all or a portion of the Trust assets to any duly appointed receiver, trustee in bankruptcy, custodian or to Employer's general creditors, but only as such distribution is ordered by a court of competent jurisdiction.

     The Trustee shall have no liability for relying upon the determination of the Arbitrator as to Employer's solvency or Insolvency.

     (d) If a court of competent jurisdiction orders distribution of only part of the Trust assets and does not specify the manner in which Trust assets are to be liquidated, the Trustee shall liquidate Trust assets as follows:

     (i) If such liquidation is ordered prior to a Change in Control, as directed by Employer; or

     (ii) If such liquidation is ordered after a Change in Control or upon Insolvency of Employer, as determined by the Trustee in its sole and absolute discretion.

     If Employer fails to provide instructions under subparagraph (i) above, as to the manner of liquidation within five (5) business days prior to the date the Trustee is required to comply with the court's order, the Trustee shall liquidate and shall have the authority to order any Investment Manager to liquidate the Trust assets in such manner as the Trustee shall determine in its sole and absolute discretion. The Trustee shall not be liable for any damages resulting from the Trustee's exercise in good faith of its power to liquidate assets as provided in this paragraph.

     (e) Provided that there are sufficient assets, if the Trustee discontinues the payment of benefits from the Trust pursuant to subsection (b)(3) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Participants under the terms of the Plan(s) for the period of such discontinuance, less the aggregate amount of any payments made to Participants by Employer in lieu of the payments provided for hereunder during any such period of discontinuance of which the Trustee has actual knowledge.

     Nothing in this Trust Agreement shall in any manner diminish any right of a Participant to pursue his or her rights as a general creditor of Employer with regard to payments under the Trust or otherwise.

                                   ARTICLE XII

                                 EFFECTIVE DATE

     The effective date of this Trust Agreement shall be _________________, 1998. Executed at San Diego, California.

"Trustee"                                      "Employer"

UNION BANK OF CALIFORNIA, N.A.                 ITLA CAPITAL CORPORATION

Address: ______________________                _____________________________

         ______________________                _____________________________

         ______________________                _____________________________



By:       /s/ CHARLES F. BEVIN                 By:   /s/ MICHAEL A. SICURO
         -----------------------                   -------------------------


            Charles F. Bevin                         Michael A. Sicuro
         -----------------------               -----------------------------
         (typed or printed name)               (typed or printed name)


Dated:      February 28, 1998                  Dated:   February 28, 1998
         -----------------------                     -----------------------


By:         /s/ JOY A. HOLLMAN                 By:    /s/ ANTHONY RUSNAK
         -----------------------                   -------------------------

              Joy A. Hollman                          Anthony Rusnak
         -----------------------               -----------------------------
         (typed or printed name)               (typed or printed name)

Dated:      February 28, 1998                  Dated:   February 28, 1998
         -----------------------                     -----------------------

                                    EXHIBIT A



     The following nonqualified deferred compensation plans (the "Plans") maintained by ITLA Capital Corporation and funds held pursuant to the Trust Agreement are intended to be used to pay benefits under such Plans:

         o        The ITLA Capital Corporation Supplemental Executive
                  Retirement Plan

         o The ITLA Capital Corporation Consolidated Nonqualified Deferred Compensation Plan